



NAVIENT

2023 1st Quarter Investor Presentation

April 27, 2023

NASDAQ: NAVI




Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of March 31, 2023 (unless otherwise noted) and should be read in connection with Navient Corporation's "Navient" Annual Report on 2022 Form 10-K for the year end December 31, 2022 (the "2022 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 24, 2023 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2022 Form 10-K. This presentation contains "forward-looking statements," within the meaning of the federal securities law, about our business, and prospects and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "may," "could," "should," "goal," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:

- the continuing impact of the COVID-19 pandemic, including changes in the macroeconomic environment, restrictions on business, individual or travel activities intended to slow the spread of the pandemic and volatility in market conditions resulting from the pandemic including interest rates;
- the value of equities and other financial assets; the risks and uncertainties associated with increases in financing costs;
- the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from the CARES Act or other new laws and the implementation of existing laws).

The company could also be affected by, among other things:

- unanticipated repayment trends on education loans including prepayments or deferrals resulting from new interpretations of current laws, rules or regulations or future laws, executive orders or other policy initiatives which operate to encourage or require consolidation, abolish existing or create additional income-based repayment or debt forgiveness programs or establish other policies and programs which may increase the prepayment rates on education loans and accelerate repayment of the bonds in our securitization trusts;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches or litigation;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- changes in general economic conditions, including the potential impact of persistent inflation; and
- the other factors that are described in the "Risk Factors" section of Navient's Annual Report on Form 10-K for the year ended December 31, 2022, and in our other reports filed with the SEC.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Adjusted Tangible Equity Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's first quarter earnings release and pages 29 – 31 of this presentation for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

NAVIENT

Navient provides technology-enabled education finance and business processing solutions that simplify complex programs and help millions of people achieve success

Our customer-focused, data-driven services deliver exceptional results for clients in education, healthcare and government

Originations Franchise and Existing Loan Portfolio Generate Significant Cash Flows

- ✓ Our originations platform with its low-cost to acquire model generates high value
- ✓ Education loan portfolios will generate predictable and stable cash flows over 20+ years

Leveraging Our Scalable Technology Platform to Deliver Value

- ✓ Through our technology enhanced operating model, we continue to deliver solutions to our customers
- ✓ Optimized scale and infrastructure leave us well positioned for continued EBITDA growth

Disciplined Expense Management & Prudent Capital Allocation

- ✓ We drive efficiency and better outcomes through data-driven approaches, simplification and automation
- ✓ Focused on maintaining our dividend and returning excess capital to shareholders

Executing on our long-term value-creation strategy and utilizing our core strengths

NAVIENT

Federal Education Loans

- ✓ **Net interest margin of 1.12%** reflects our continued success in managing interest rate risk
- ✓ A **29% reduction in operating expenses** from the year-ago quarter demonstrates our commitment to improve operating efficiency
- ✓ **Supporting borrowers** as they navigate evolving student loan policy

Consumer Lending

- ✓ **Net interest margin of 3.12%** demonstrates the value of private education lending
- ✓ Originated **$168 million** of high-quality Private Education Loans
- ✓ Committed to a **disciplined growth strategy** to drive long-term value

Business Processing

- ✓ Generated revenue of **$72 million**
- ✓ Revenue from traditional services **grew 26%** from the year-ago quarter leveraging past work to win new contracts
- ✓ Technology-enabled platform & differentiated expertise **enhances the client experience** and allows for rapid implementation

Note: Financial data reflects first quarter 2023 performance compared against first quarter 2022 on a Core Earnings basis.

Navient is Focused on Cost Efficiency

Cutting-Edge Efficiency	Continuously Evolving
✓ Innovative financing boosts net income, **maximizing cashflow** and shareholder value ✓ Continuing to drive strong margins through capital-efficient fee businesses, **leveraging our scaled infrastructure** and technical expertise	✓ Focused on **evolving to a variable cost structure** from a fixed cost structure ✓ **Growing businesses with strong margins** that produce attractive returns

Supporting Consistent Portfolio Margins and BPS Revenue Growth with Disciplined Expense Management


$74
$63
$61
2021
2022
YTD 2023

Total Gross Loans ($ billions)


49%
52%
53%
2021
2022
YTD 2023

Efficiency Ratio [1]

[1] Item is a non-GAAP financial measure. See pages 29 – 31 for a description.

Navient: A Culture of ESG

- National partnership with Boys & Girls Clubs of America to bring career and college planning resources to support equity for youth
- 4 hours paid time each month – equivalent to 6 days per year – for employees to volunteer in their communities
- Participant in the Carbon Disclosure Project (CDP)
- Recognized for board diversity by Forum of Executive Women and New York Stock Exchange Governance Services, among others
- Tools and resources such as our GoingMerry.com platform that support students on the college journey and help people on the path to financial success
- Navient Community Fund and employee-led philanthropy
- Inclusion, Diversity & Equity Council and Employee Resource Groups
- Award-winning employee training and career development opportunities
- Adoption of governance best practices, board refreshment policies, annual board and committee assessments

To learn more, see our Corporate Social Responsibility report at Navient.com/social-responsibility

BOYS & GIRLS CLUBS OF AMERICA


Corporate
Social Responsibility
at Navient
NAVIENT

INCLUSION DIVERSITY & EQUITY

EPE EMPLOYERS FOR PAY EQUITY

SOMOS AMIGOS WE ARE FRIENDS ERG



MILITARY FRIENDLY 2023 GOLD EMPLOYER

Corporate Equality Index 2022
20 YEARS OF IMPACT

training APEX AWARDS 2023 WINNER

Education Lending: Strong Growth in In-School Product

Sizable Market With Attractive Yields[1]

Estimated Total Market Annual Originations and Yields ($'s in billions)



Grad PLUS
In-School Private Education Loans
Private Education Refinance Loans
$12
$11
$10
Estimated 2022 Originations

Deploying Capital at Mid-Teens ROE Using Our Data & Expertise

In-school products continue to exhibit strong growth. Our Going Merry platform helps us build relationships with college-bound high school students and families by providing free tools to simplify completing the FAFSA, research and apply for scholarships, and compare financial aid offers. Refinance demand is expected to rebound when interest rates moderate and the payment pause on federal student loans expires.

Expected Private Education Refinance life of loan loss: 1.25% [3]

Expected In-School Private Education life of loan loss: 6% [3]

In-School borrowers making payments while in school: 84%

Typical In-School Borrower Profile	
Borrower Age	26 primary / 52 cosigner
Cosigned	65%
Education	51% to pursue advanced degrees
FICO	772
Income	$159,792
Monthly Real Free Cash Flow [2]	$6,411
Original Loan Amount	$25,058

Typical Refi Borrower Profile	
Borrower Age	32
Months since Graduation	70
Education	55% advanced degrees
FICO	760
Income	$124,896
Monthly Real Free Cash Flow [2]	$4,055
Original Loan Amount	$68,897

[1] Sources: Navient estimates, The College Board, FSA Data Center, and third-party company filings.
[2] Earnest Real Free Cash Flow calculation is derived from Tax Adjusted Monthly Income less Actual Observed Expenses.
[3] Life of loan loss expectations is on a gross basis; Private Education Refinance representative of Earnest Refi product.
Note: Figures based on statistical pool of active loans on March 31, 2023. Calculated at or near origination.

Adhering to a Consistent and Transparent Capital Allocation Philosophy

Consistently balance capital adequacy with capital allocation opportunities, including dividends, organic growth, acquisitions, and reducing unsecured debt

- ✓ **Execute dynamic capital allocation to maintain appropriate leverage that supports our credit ratings and enhances ongoing access to unsecured debt markets**
- ✓ **Maintain dividend**
- ✓ **Invest capital generated from the business in loan growth and other investments that exceed our return hurdle**
- ✓ **Committed to ensuring excess capital is returned to shareholders**

2023 Outlook

2023 Full Year Adjusted Core EPS Guidance: $3.15 - $3.30 [1]	Full Year 2023 Guidance	Q1 2023 Actuals
Core Earnings Return on Equity [1]	Mid-Teens	19%
Core Earnings Efficiency Ratio [1]	55% – 58%	53%
Adjusted Tangible Equity Ratio [1]	8% – 9%	8.5%
Net Interest Margin – *Federal Education Loans Segment*	1.00% – 1.10%	1.12%
Net Charge-off Rate – *Federal Education Loans Segment*	0.10% – 0.20%	0.22%
Net Interest Margin – *Consumer Lending Segment*	2.80% – 2.90%	3.12%
Net Charge-off Rate – *Consumer Lending Segment*	1.50% – 2.00%	1.63%
EBITDA Margin – *Business Processing Segment* [1]	High Teens	7%

Note: Guidance & outlook provided on January 25, 2023 and remains unchanged. Outlook excludes regulatory and restructuring costs, assumes no gains or losses from future loan sales or debt repurchases, reflects a continued rising interest rate environment and no meaningful impact from an expiration of the CARES Act in 2023.

[1] Item is a non-GAAP financial measure. See pages 29 – 31 for a description and reconciliation.

Financing & Capital Management

1st Quarter 2023 Capital Management

Returned $106 million through share repurchases & dividends

- ✓ Paid dividends of **$21 million**
- ✓ Repurchased **4.9 million shares** at an average price of **$17.40**
- ✓ **$515 million** common share repurchase authority remains
- ✓ **Adjusted Tangible Net Equity Ratio** [1] at **8.5%** within full year guidance of 8% – 9%

1st Quarter 2023 Financing

Unsecured debt reduced by over 10%

- ✓ Retired **$1 billion** of unsecured debt
- ✓ Priced **$718 million** of Term Refi Education Loan ABS transactions for settlement on April 27

[1] Item is a non-GAAP financial measure. See pages 29 – 31 for a description and reconciliation.

Education Loan Portfolio Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions

FFELP Cash Flows	**03/31/2023**
Secured	
Residual (including O/C)	$4.5
Floor Income	0.7
Servicing	1.4
Total Secured	$6.6
Unencumbered	0.2
Total FFELP Cash Flows	**$6.8**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$4.2
Servicing	0.4
Total Secured	$4.6
Unencumbered	2.2
Total Private Cash Flows	**$6.8**
Combined Cash Flows before Unsecured Debt	**$13.6**
Unsecured Debt (par value)	**$6.0**

Enhancing Cash Flows

- Generated $0.4 billion of cash flows in Q1 2023
- Originated $168 million of new private education loans in the quarter
- $13.6 billion of estimated future cash flows remain over ~20 years
  - Includes ~$5.4 billion of overcollateralization[1] (O/C) to be released from residuals
- $1.5 billion of unencumbered student loans
- $0.2 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

[1]Includes the PC Turbo Repurchase Facility Debt totaling $0.6B as of 03/31/2023.

Education Loan Portfolio Cash Flows Over the Next Five Years

Projected Annual Private Education Cash Flows



$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
($'s in Billions)
Cash Flows assuming call option can be exercised at 10%
$0.6
$0.9
$0.8
$0.9
$0.8
2023 Remaining
2024
2025
2026
2027

Projected Annual FFELP Cash Flows



$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
($'s in Billions)
Cash Flows assuming trusts run to maturity
$0.7
$0.7
$0.7
$0.7
$0.6
2023 Remaining
2024
2025
2026
2027

Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $4.0 billion in cash flows through 2027 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $1.5 billion
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $3.3 billion in cash flows through 2027 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.1 billion
- Includes projected floor income

Note: These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

Projected FFELP Cash Flows

$4.5 Billion
Total Cash Flows from Projected Excess Spread

$1.4 Billion
Total Cash Flows from Projected Servicing Revenues

$'s in millions

as of 03/31/2023	2023 Remaining	2024	2025	2026	2027	2028	2029	2030
Projected FFELP Average Balance	$44,831	$36,959	$33,322	$29,854	$26,563	$23,384	$20,383	$17,550
Projected Excess Spread	$395	$457	$429	$403	$371	$330	$295	$262
Projected Servicing Revenue	$136	$169	$155	$142	$130	$117	$105	$93
Projected Total Revenue	$530	$626	$584	$545	$501	$447	$401	$355

	2031	2032	2033	2034+
Projected FFELP Average Balance	$14,930	$12,792	$10,240	$2,997
Projected Excess Spread	$227	$231	$238	$813
Projected Servicing Revenue	$81	$70	$56	$140
Projected Total Revenue	$308	$301	$294	$953

Cashflows presented are of secured FFELP without inclusion of floor income and are on a go-forward basis, as such amounts for year 2023 reflect cashflow expectations for Q2-Q4, and assumes CPR/CDR = 5%.

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding.

Conservative Capital Structure Management

Long-Term Conservative Funding Approach

- Important to **maintain our credit ratings** which support ongoing access to the unsecured debt market
- We **pursue opportunities to repurchase debt** in the open market
- We ended the quarter with **85%** of our Education Loan portfolio funded to term
- We manage unsecured debt maturities strategically and **prioritize continued access to the unsecured debt market** as an important component in Navient's capital structure

Managing Unsecured Debt Maturities



(par value, $ in billions)
$2.4
$7.1
$2.6
$5.9
$3.3
$3.8
$2.6
$4.4
$2.6
$3.4
12/31/19
12/31/20
12/31/21
12/31/22
03/31/23
Maturities within 5 years
Maturities beyond 5 years

Navient Unsecured Debt Maturities



$0.3
$1.4
$0.6
$0.5
$0.7
$0.5
$1.0
$0.0
$1.1
2023
2024
2025
2026
2027
2028
2029
2030
2031+
As of March 31, 2023
(par value, $ in billions)

Navient Student Loan Comparison

	FFELP [1]	In-School Private Education Student Loans	ReFi Private Education Student Loans
Borrower	Student or Parent	Student or Parent	Student or Parent
Co-Signer	None	Typical	Not Typical
Lender	Eligible banks and private lenders	Banks and other private sector lenders	Banks and other private sector lenders
Loan Interest Rate	Variable	Fixed or Variable	Fixed or Variable
Loan Interest Index [2]	T-BILL or LIBOR	PRIME, LIBOR or SOFR	LIBOR or SOFR
Guarantee	97-100% of principal and interest by the U.S. Dept. of Education	Not guaranteed by the U.S. Government	Not guaranteed by the U.S. Government
Interest Subsidy/Special Allowance Payments	Paid by the U.S. Dept. of Education	N/A	N/A
Underwriting	Borrower must have no outstanding student loan defaults/bankruptcy	Consumer loan underwriting	Consumer loan underwriting
Pricing	Set by the Higher Education Act	Risk-based	Risk-based
Maximum Amount per Year	$5,500-$7,500 for dependent student, based on year in school	Up to the full cost of education, less grants and federal loans	Up to the outstanding principal balance and accrued interest of eligible education debt
Loan Types	Subsidized Stafford/Un-Subsidized Stafford//PLUS/Consol/Rehab	In-School	Refinance
Repayment Term	Up to 30 years, with repayment deferred until after graduation	15 years or more, typically deferred until after graduation	Up to 20 years
Collections	Based on U.S. Dept. of Education regulations	Typical consumer loan collections activities	Typical consumer loan collections activities
Deferment	Permitted	Granted only to students who return to school	Granted only to students who return to school
Forbearance	Permitted	Typically granted for economic hardship, up to maximum of 24 months [3]	Typically granted for economic hardship, up to maximum of 12 months [3]
Dischargeable in Bankruptcy	Under certain circumstances [4]	Under certain circumstances [4]	Under certain circumstances [4]

[1] Does not include Federal Direct Loan Program.

[2] Loan yield based on LIBOR will transition to SOFR after June 30th, 2023.

[3] Exceptions to forbearance policies are permitted when such exceptions are judged to increase the likelihood of collection of the loan. Forbearance beyond 12 months is granted only in limited circumstances.

[4] Typically non-dischargeable in bankruptcy except under certain circumstances, including a showing of undue hardship.

FFELP ABS Characteristics

FFELP ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 10+ year average lives
- Fixed rate and floating rate securities
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy except under certain circumstances, including a showing of undue hardship

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

Prepayment Analysis: FFELP Stafford & PLUS Loan Trusts

- Stafford/Mixed trust loan prepayments declined significantly following legislation effective in 2006
- Prepayments increased significantly in Q4 2022 leading up to the temporary Limited Public Service Loan Forgiveness Waiver (PSLF) original period expiration on October 31, 2022, and following various public announcements regarding Loan Forgiveness



FFELP Stafford/Mixed Trusts Average CPRs [1]
Constant Prepayment Rate (CPR) [2]
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
1Q2006
3Q2006
1Q2007
3Q2007
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
Quarterly Collection Period [3]

[1] Weighted Average of Stafford/Mixed trusts issued since 2005.
[2] Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
[3] Quarterly CPR is calculated on collection period end-dates.

Prepayment Analysis: FFELP Consolidation Loan Trusts

- Constant prepayment rates for Consolidation ABS trusts declined significantly following legislation effective in 2006
- Consolidation loan prepayments increased in Q4 2021 following announcement of the Dept. of Education temporary Limited Public Service Loan Forgiveness Waiver on October 6, 2021
- Prepayments increased significantly in Q4 2022 leading up to the original PSLF Waiver period expiration on October 31, 2022, and following various public announcements regarding Loan Forgiveness



FFELP Consolidation Loan Trusts Average CPRs 1
Constant Prepayment Rate (CPR) 2
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1Q2004
3Q2004
1Q2005
3Q2005
1Q2006
3Q2006
1Q2007
3Q2007
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
Quarterly Collection Period 3

[1] Weighted Average of FFELP Consolidation Trusts issued since 2003.
[2] Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
[3] Quarterly CPR is calculated on collection period end-dates.

Private Education Loan ABS Characteristics

Private Education Loan ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 10+ year average lives
- Fixed rate and floating rate securities
- Compliant with U.S. risk retention and, depending on the transaction, with European risk retention
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable
- Typically non-dischargeable in bankruptcy except under certain circumstances, including a showing of undue hardship

Navient Private Education Trusts

2020-2022YTD Issuance Program	*Navient*																		
	NAV 20-A	NAV 20-B	NAV 20-C	NAV 20-D	NAV 20-E	NAV 20-F	NAV 20-G	NAV 20-H	NAV 20-I	NAV 21-A	NAV 21-B	NAV 21-C	NAV 21-D	NAV 21-E	NAV 21-F	NAV 21-G	NAV 22-A	NAV 22-B	NAV 23-A
Bond Amount ($mil)	620	712	546	808	499	781	786	955	604	818	1,007	1,093	558	1,019	991	1,011	952	715	718
Initial AAA Enhancement (%)	23%	10%	24%	10%	10%	10%	8%	11%	18%	8%	9%	9%	26%	8%	7%	9%	9%	16%	17%
Initial Enhancement (%)	13%	4%	12%	3%	3%	3%	3%	4%	10%	3%	2%	2%	3%	2%	2%	4%	5%	11%	11%
Loan Program (%)																			
Signature/Law/MBA/Med	36%	0%	84%	0%	0%	0%	0%	0%	53%	0%	0%	0%	30%	0%	0%	0%	0%	0%	0%
Smart Option	52%	0%	0%	0%	0%	0%	0%	0%	31%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Consolidation	3%	0%	1%	0%	0%	0%	0%	0%	9%	0%	0%	0%	1%	0%	0%	0%	0%	0%	0%
Private Education Refi	0%	100%	0%	100%	100%	100%	100%	100%	0%	100%	100%	100%	0%	100%	100%	100%	100%	100%	100%
Direct to Consumer	9%	0%	11%	0%	0%	0%	0%	0%	7%	0%	0%	0%	68%	0%	0%	0%	0%	0%	0%
Career Training	0%	0%	4%	0%	0%	0%	0%	0%	*	0%	0%	0%	1%	0%	0%	0%	0%	0%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status																			
School, Grace, Deferment	10%	*	6%	*	1%	*	*	*	7%	*	*	*	5%	*	*	*	*	*	1%
Repayment	88%	100%	92%	97%	95%	96%	97%	100%	89%	100%	100%	100%	89%	100%	100%	100%	100%	100%	98%
Forbearance	2%	*	2%	3%	4%	4%	3%	*	4%	*	*	*	6%	*	*	*	*	*	1%
WA Term to Maturity (Mo.)	148	145	166	140	135	141	141	132	161	136	139	141	186	144	150	151	155	153	154
WA Months in Repayment (Mo.)	86	-	81	-	135	-	-	-	95	-	-	-	-	-	-	-	-	-	-
% Loans with Cosigner	79%	0%	76%	0%	0%	0%	0%	0%	77%	0%	0%	0%	53%	0%	0%	0%	0%	0%	0%
% Loans with No Cosigner	21%	100%	24%	100%	100%	100%	100%	100%	23%	100%	100%	100%	47%	100%	100%	100%	100%	100%	100%
WA FICO at Origination	735	760	737	763	781	763	764	777	733	774	773	771	660	768	767	766	763	758	744
WA Recent FICO at Issuance	741	-	741	-	-	-	-	-	741	-	-	-	706	-	-	-	-	-	-
WA FICO (Cosigner at Origination)	744	-	746	-	-	-	-	-	743	-	-	-	672	-	-	-	-	-	-
WA FICO (Cosigner at Rescored)	749	-	751	-	-	-	-	-	751	-	-	-	714	-	-	-	-	-	-
WA FICO (Borrower at Origination)	701	760	709	763	781	763	764	777	701	774	773	771	647	768	767	766	763	758	744
WA FICO (Borrower at Rescored)	710	-	709	-	-	-	-	-	710	-	-	-	698	-	-	-	-	-	-
WA Gross Borrower Coupon [1]	5.18%	4.84%	6.69%	4.75%	5.23%	4.78%	4.82%	3.62%	6.21%	4.08%	2.84%	2.97%	8.41%	3.90%	3.93%	3.81%	3.92%	4.19%	5.40%

[1] Represents the WA Libor Equivalent Margin for legacy collateral transactions. Assumes Prime / 1 month LIBOR spread of 3.00% for transactions with Prime collateral.

* Represents a percentage greater than 0% but less than 0.5%.

Prepayment Analysis: Private Education Legacy Loan Trusts

- Constant prepayment rates increased beginning in 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market
- Prepayment activity declined slightly in 2020 during the COVID-19 crisis as borrowers utilized COVID disaster forbearances, and have since stabilized at current levels

Private Education Legacy Loan Trusts Average CPR [1]



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Constant Prepayment Rate (CPR) 2
1Q2003
3Q2003
1Q2004
3Q2004
1Q2005
3Q2005
1Q2006
3Q2006
1Q2007
3Q2007
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
Quarterly Collection Period 3

[1] Weighted Average of Private Credit Education Legacy Loan Trusts issued since 2002.
[2] Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
[3] Quarterly CPR is calculated on collection period end-dates.

Prepayment Analysis: Private Education Refinance Loan Trusts

- Constant prepayment rates increased through 2019 as borrowers took advantage of opportunities to refinance at lower coupons as interest rates decreased
- Prepayment activity declined to current levels as interest rates increased beginning in 2022



Private Education Refinance Loan Trusts Average CPR [1]
Constant Prepayment Rate (CPR)
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1Q2019
2Q2019
3Q2019
4Q2019
1Q2020
2Q2020
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
3Q2022
4Q2022
1Q2023
Quarterly Collection Period [2]

[1] Weighted Average of Private Credit Education Refinance Loan Trusts issued since 2018.
[2] Quarterly CPR is calculated on collection period end-dates.

Appendix

Operating Results

Selected Financial Information and Ratios

(In millions, except per share amounts)	Q1 23	Q4 22	Q1 22
GAAP Diluted EPS	**$0.86**	**$0.78**	**$1.67**
Adjusted Core Earnings EPS [1, 2]	**$1.06**	**$0.85**	**$0.90**
Average common stock equivalent	130	134	153
Ending total education loans, net	$60,423	$62,250	$71,101
Average total education loans	$62,552	$65,370	$73,415
Net Interest Margin, Federal Education Loans Segment	1.12%	0.94%	1.04%
Net Interest Margin, Consumer Lending Segment	3.12%	2.87%	2.80%

1st Quarter 2023 Highlights

- **Adjusted Core EPS[1, 2] of $1.06**
  - **Core Earnings Return on Equity[1] increased to 19%** from 15% in the prior quarter
- Achieved strong net interest margins across portfolios:
  - **Consumer Lending NIM of 3.12%**
  - **FFELP NIM of 1.12%**
- Originated **$168 million** of high-quality private education loans
- Generated **$72 million in revenue** within our Business Processing segment
- Achieved Adjusted Tangible Net Equity of **8.5%**[1] while **returning $106 million** through share repurchases & dividends

Note: Financial measures reflect performance on a Core Earnings basis unless otherwise noted.

[1] Item is a non-GAAP financial measure. See pages 29 – 31 for a description and reconciliation.
[2] Adjusted diluted Core Earnings per share excludes restructuring and regulatory expenses.

Federal Education Loans Segment

Selected Financial Information and Ratios

($ In millions)	Q1 23	Q4 22	Q1 22
Segment net interest margin	1.12%	0.94%	1.04%
FFELP Loans			
Provision for loan losses	$10	$ -	$ -
Net Charge-offs	$18	$11	$7
Annualized Net Charge-off rate	0.22%	0.13%	0.07%
Greater than 30-days delinquency rate	14.4%	15.6%	13.5%
Greater than 90-days delinquency rate	7.9%	9.6%	6.4%
Forbearance rate	16.9%	18.1%	12.9%
Average FFELP Loans	$43,263	$45,580	$52,258
Operating Expense	$20	$27	$28
Net Income	$87	$97	$107
Total federal loans serviced (billions)	$49	$51	$59

1st Quarter 2023 Highlights

Federal Education Loans

Q1 23 Net Interest Margin:	112 bps
Q1 23 Annualized Net Charge-off Rate:	22 bps

- **Expenses declined by $8 million, or 29%**, compared to the year-ago quarter as a result of the paydown of the portfolio as well as the decrease in other revenue
- **Delinquency rates declined** from the prior quarter
- Consolidation activity declined to historic levels, extending the average life of the portfolio
- **Achieved 1.12% Net Interest Margin**

Note: Segment financial measures reflect performance on a Core Earnings basis unless otherwise noted.

Consumer Lending Segment

Selected Financial Information and Ratios

($ In millions)	Q1 23	Q4 22	Q1 22
Segment net interest margin	3.12%	2.87%	2.80%
Consumer Loans			
Provision for loan losses	$(24)	$17	$16
Net Charge-offs	$75	$75	$69
Annualized Net Charge-off rate	1.63%	1.56%	1.38%
Greater than 30-days delinquency rate	4.5%	5.0%	4.0%
Greater than 90-days delinquency rate	2.0%	2.2%	1.6%
Forbearance rate	1.9%	2.1%	2.0%
Average Private Education Loans	$19,289	$19,790	$21,157
Operating Expense	$37	$36	$35
Net Income	$110	$84	$79

1st Quarter 2023 Highlights

Consumer Lending

Q1 23 Net Interest Margin: 312 bps
Q1 23 Annualized Net Charge-off Rate : 163 bps

- **Achieved 3.12% Net Interest Margin**, an increase of over 20 basis points from both the year-ago quarter and prior quarter
- Originated **$168 million of high-quality private education loans**
  - $135 million refinance loans
  - $33 million in-school loans
- **Delinquency rates declined** from the prior quarter
- $(24) million provision net release includes:
  - $5 million for new originations
  - $23 million for the resolution of treatment of loans in bankruptcy
  - $(52) million release related to adoption of accounting rule[1]

Note: Segment financial measures reflect performance on a Core Earnings basis unless otherwise noted.

[1] On January 1, 2023, Navient adopted ASU No. 2022-02, "Financial Instruments – Credit Losses: Troubled Debt Restructurings and Vintage Disclosures" which no longer allows in the allowance for loan loss the measurement and recognition of interest rate concessions granted as part of our Private Education Loan modification program. As of December 31, 2022, the allowance for loan loss included $77 million related to this element. We elected to adopt ASU No. 2022-02 using a prospective transition method which results in the $77 million releasing in 2023 and 2024 as borrowers exit their current modification programs; $52 million of the $77 million was released in Q1 2023.

Business Processing Segment

Selected Financial Information and Ratios

($ In millions)	Q1 23	Q4 22	Q1 22
Government Services Revenue	$40	$39	$49
Healthcare Services Revenue	$32	$31	$45
Total Business Processing Revenue	**$72**	**$70**	**$94**
Operating Expenses	$67	$63	$76
EBITDA [1]	$5	$8	$19
EBITDA Margin [1]	7%	11%	20%
Net Income	$4	$6	$14

1st Quarter 2023 Highlights

Business Processing

Q1 23 EBITDA Margin [1]: 7%

- Generated **revenue of $72 million**
  - $40 million in government services
  - $32 million in healthcare services
- Achieved **EBITDA of $5 million**
- Revenue from traditional services **grew 26% compared to a year-ago-quarter** revenue from traditional services of $57 million
- Operating expenses in the quarter reflect the onboarding of new clients and preparing to provide new contracted services for future revenue streams

Note: Segment financial measures reflect performance on a Core Earnings basis unless otherwise noted.

[1] Item is a non-GAAP financial measure. See pages 29 – 31 for a description and reconciliation.

Other Segment

Q1 2023
Unallocated Shared Services Expense
$61 million



Regulatory Related Costs 3%
CEO, Corporate Marketing & Other
3%
HR & Corporate Facilities
11%
Finance & Vendor Management
13%
Legal, Risk & Audit, Government Relations
15%
20%
Stock Compensation & Management Incentive Plan
35%
Information Technology

Shared Services Overview

Shared services are related to the management of the entire company or shared by multiple reporting segments

- **Centralization creates cost efficiencies and includes certain costs related to:**
  - Executive Management,
  - Board,
  - Accounting,
  - Finance,
  - HR,
  - Legal,
  - Audit,
  - Insurance and Risk & Compliance,
  - Corporate Facilities

- **Information Technology expense** includes infrastructure, operations, and IT security

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

In addition to financial results reported on a GAAP basis, Navient also provides certain performance measures which are non-GAAP financial measures. Definitions for the non-GAAP financial measures and reconciliations are provided below and in the body of the company's quarterly earnings release, except that reconciliations of forward-looking non-GAAP financial measures are not provided because the company is unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of certain items, including, but not limited to, the impact of any mark-to-market gains/losses resulting from our use of derivative instruments to hedge our economic risks. The following non-GAAP financial measures are presented within this Presentation:

1. **Core Earnings** – The difference between the company's Core Earnings and its GAAP results is that Core Earnings excludes the impacts of: (1) mark-to-market gains/losses on derivatives and (2) goodwill and acquired intangible asset amortization and impairment. Management uses Core Earnings in making decisions regarding the company's performance and the allocation of corporate resources and, as a result, our segment results are presented using Core Earnings. In addition, Navient's equity investors, credit rating agencies and debt capital investors use these Core Earnings measures to monitor the company's business performance. For further detail and reconciliation, see page 31 of this presentation and pages 15 – 24 of Navient's first quarter 2023 earnings release.

2. **Adjusted Core Earnings** – Adjusted Core Earnings net income and Adjusted Core Earnings expenses exclude restructuring and regulatory-related expenses. Management excludes these expenses as Adjusted Core Earnings is one of the measures we review internally when making management decisions regarding our performance and how we allocate resources, as this presentation is a useful basis for management and investors to further analyze Core Earnings. We also refer to this information in our presentations with credit rating agencies, lenders and investors. For further detail and reconciliation, see pages 15 – 24 of Navient's first quarter 2023 earnings release. The following table summarizes these excluded expenses:

	QUARTERS ENDED		
(Dollars in millions)	March 31, 2023	December 31, 2022	March 31, 2022
Restructuring/other reorganization expenses	$ 4	$ 12	$ 3
Regulatory-related expenses	2	2	1
Total	$ 6	$ 14	$ 4

3. **Core Earnings Return on Equity (CEROE)** – Core Earnings Return on Equity is calculated as Adjusted Core Earnings Net income, which excludes restructuring and regulatory-related expenses, divided by the quarterly average of GAAP equity for the trailing four quarters. This measure allows management, as well as investors and analysts, to measure the company's use of its equity. The calculation for Q1 2023 is as follows:

$$\text{Q1 2023} = \frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$137^{(1)}}{(\$2{,}958 + \$2{,}977 + \$2{,}973 + \$2{,}927)\,/\,4} = 19\%^{(2)}$$

[1] Excludes $6 million of net restructuring and regulatory-related expenses in the first quarter 2023.
[2] Return on Equity has been annualized.

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

4. **Core Earnings Efficiency Ratio** – The Core Earnings Efficiency Ratio measures the company's Adjusted Core Earnings expenses, which exclude restructuring and regulatory-related expenses, relative to its Adjusted Core Earnings revenue. This ratio can be calculated by dividing Adjusted Core Earnings expenses by Adjusted Core Earnings revenue. Adjusted Core Earnings revenue is derived by adding provision for loan losses, and excluding gains or loss on debt repurchases, to total Core Earnings revenue. This is a useful measure to management as we plan and forecast, as it removes variables that cannot be easily predicted in advance. By using this measure, management can make better short-term and long-term decisions related to expense management and allocation. The calculations for Q1 2023 is as follows:

$$\text{Q1 2023} = \frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$183^{(1)}}{\$349} = 53\%$$

5. **Earnings before Interest, Taxes, Depreciation and Amortization Expense ("EBITDA")** – This metric measures the operating performance of the Business Processing segment and is used by management and our equity investors to monitor operating performance and determine the value of those businesses. For further detail and reconciliation, see page 23 of Navient's first quarter 2023 earnings release.

6. **Adjusted Tangible Equity Ratio (ATE)** – The Adjusted Tangible Equity Ratio measures Navient's tangible equity, relative to its tangible assets. We adjust this ratio to exclude the assets and equity associated with our FFELP portfolio because FFELP Loans are no longer originated and the FFELP portfolio bears a 3% maximum loss exposure under the terms of the federal guaranty. Management believes that excluding this portfolio from the ratio enhances its usefulness to investors. To determine Adjusted Tangible Equity Ratios, we calculate the Adjusted Tangible Equity, (GAAP Total Equity less Goodwill & Acquired Intangible Assets less Equity held for FFELP Loans) and divide by Adjusted Tangible Assets (Total Assets less Goodwill & Acquired Intangible Assets less FFELP Loans). For further detail and reconciliation, see page 23 of Navient's first quarter 2023 earnings release.

[1] Excludes $6 million of net restructuring and regulatory-related expenses in the first quarter.
[2] Return on Equity has been annualized.

Differences Between Core Earnings and GAAP

Core Earnings adjustments to GAAP: (Dollars in Millions)	Quarters Ended Mar. 31, 2023	Dec. 31, 2022	Mar. 31, 2022
GAAP net income (loss)	$111	$105	$255
Net impact of derivative accounting	27	(1)	(159)
Net impact of goodwill and acquired intangible assets	3	3	4
Net income tax effect	(8)	(5)	35
Total Core Earnings adjustments to GAAP	22	(3)	(120)
Core Earnings net income (loss)	$133	$102	$135

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **Environmental Social Governance (ESG) information**
  - Navient Corporate Social Responsibility
- **Student loan asset-backed security (ABS) trust data**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance
- **Student loan performance by ABS trust**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
  - Prospectus for public transactions and Rule 144A transactions are available through underwriters
- **Webcasts, presentations & additional information**
  - Archived webcasts, transcripts and investor presentations

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